Exhibit 99.1

GENERAL RELEASE AND SEPARATION AGREEMENT

This General Release and Separation Agreement (this “Agreement”) is entered into between Alberino J. Celini, his heirs, executors, administrators, successors, and assigns (collectively referred to throughout this Agreement as “EMPLOYEE”) and Sun National Bank (“SNB”). It is presented to EMPLOYEE on the date indicated below.

In consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound, the parties agree as follows:

1.          Separation from Service.

EMPLOYEE hereby acknowledges and agrees that the Employee’s employment with SNB shall terminate as a result of Employee’s resignation effective March 18, 2016, (the “Resignation Date”). The employee acknowledges that, effective on the Resignation Date and by virtue of executing this Agreement, and without further action by Employee, the Employee hereby resigns the Employee’s position as Executive Vice President and Chief Risk Officer of the Bank and as a manager, officer or any other position with the Bank, Sun Bancorp, Inc. (the “Company”) and any of the Bank’s or Company’s affiliates. EMPLOYEE will receive all regular pay due for services rendered through the Resignation Date, regardless of whether EMPLOYEE signs this Agreement. EMPLOYEE is governed by and will act in accordance with all established Bank policies and procedures until such Resignation Date, and beyond as required by established policies. EMPLOYEE will not be required to, and will not in fact, render any services on behalf of SNB after the Resignation Date. As of the Resignation Date, EMPLOYEE will cease to be an employee of SNB and will not be eligible to receive any salary or benefits of employment, except as described in this Agreement.

The EMPLOYEE acknowledges and agrees that for purposes of all plans, agreements, policies and arrangements of the Bank, the Company and their respective affiliates in which the EMPLOYEE participated or to which EMPLOYEE was a party (including, without limitation, the Management Severance Agreement between the Employee and the Bank, dated as of July 5, 2014 (The “Management Severance Agreement”)), EMPLOYEE’S resignation is a voluntary resignation and is not a termination of Employee’s employment by the Bank.

2.          Consideration.

Provided EMPLOYEE does not revoke his signature within the permissible seven (7) day period described in Paragraph 15 below, and provided EMPLOYEE otherwise complies with his obligations under this Agreement, EMPLOYEE will receive the following payments and benefits from SNB in consideration for signing this Agreement:

(a)          SNB will pay EMPLOYEE $178,461.54 representing 32 weeks’ base pay at EMPLOYEE’s current pay rate, less all deductions required by law (the “Separation Payments”). The Separation Payments shall be paid on a bi-weekly basis in accordance with SNB’s normal payroll procedures and will commence with the first full payroll period that occurs after SNB’s receipt of an original of this Agreement signed by EMPLOYEE and the expiration of the seven-day revocation period addressed in Paragraph 15 below; and

(b)          SNB will continue to pay the employer’s portion of the premium for continued group health, vision, and dental insurance in the plan in which EMPLOYEE is currently enrolled, for coverage through October 31, 2016 (the “Separation Benefits”), provided that, after his termination, (i) EMPLOYEE timely elects to continue such group health, vision, or dental insurance under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), (ii) EMPLOYEE pays the EMPLOYEE’s portion of the premium for such continued group insurance, and (iii) EMPLOYEE remains eligible for such coverage during the period for which the Separation Benefits are to be paid. If EMPLOYEE chooses to continue his group health, vision or dental insurance after October 31, 2016, EMPLOYEE will be solely responsible to pay all premiums for such insurance. The period during which SNB continues to pay the employer’s portion of the premium shall be part of EMPLOYEE’s 18-month eligibility period under COBRA (or such longer period for which EMPLOYEE may be deemed eligible under the terms of the applicable plan document(s)). All terms of coverage will be in accordance with the provisions of COBRA as described in the separate COBRA notification form that will be given to EMPLOYEE, and the terms of the applicable plan document(s).

EMPLOYEE acknowledges and agrees that, if he accepts an offer of reemployment by SNB as a full-time regular employee before the Separation Payments and Separation Benefits described above are fully paid, his right to continue to receive those Separation Payments and Separation Benefits will end as of the date such offer of reemployment is accepted. In the event EMPLOYEE is rehired by SNB, all other terms of this Agreement shall remain binding and effective.

3.          Release of Claims.

Except as provided in Paragraph 4 below, EMPLOYEE hereby knowingly and voluntarily releases and forever discharges SNB, the Company, and all of their current, former and future parents, subsidiaries, companies, divisions, affiliates, owners, and the current and former shareholders, directors, officers, employees, agents, and attorneys thereof, and all of their predecessors, successors and assigns both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries (collectively referred to throughout the remainder of this Agreement as “Releasees”), from any and all claims, debts, obligations, demands, judgments, or causes of action of any kind whatsoever, whether in tort, contract, by statute, or on any other basis, whether in law or in equity, whether known or unknown (collectively, “Claims”), for any act or omission by Releasees which EMPLOYEE has or could have asserted against Releasees as of the date Employee executes this Agreement.

Without limiting in any way the foregoing general release, the release specifically includes:

(a)          Any and all Claims that arise out of or relate to EMPLOYEE’s employment with SNB, the conditions of EMPLOYEE’s employment with SNB, and/or the termination of EMPLOYEE’s employment with SNB;

(b)          Any and all Claims under:

▪	The Management Severance Agreement;
▪	The National Labor Relations Act;

▪	Title VII of the Civil Rights Act;
▪	Sections 1981 through 1988 of Title 42 of the United States Code;
▪	The Employee Retirement Income Security Act (except for any vested benefits under any tax qualified benefit plan);
▪	The Immigration Reform and Control Act;
▪	The Americans with Disabilities Act;
▪	The Age Discrimination in Employment Act;
▪	The Occupational Safety and Health Act;
▪	The Worker Adjustment and Retraining Notification Act;
▪	The Fair Credit Reporting Act;
▪	The Family and Medical Leave Act;
▪	The Equal Pay Act;
▪	The Uniformed Services Employment and Reemployment Rights Act;
▪	Employee Polygraph Protection Act;
▪	The employee (whistleblower) civil protection provisions of the Corporate and Criminal Fraud Accountability Act (Sarbanes-Oxley Act);
▪	The New Jersey Law Against Discrimination;
▪	The New Jersey Civil Rights Act;
▪	The New Jersey Family Leave Act;
▪	The New Jersey State Wage and Hour Law;
▪	The Millville Dallas Airmotive Plant Job Loss Notification Act;
▪	The New Jersey Conscientious Employee Protection Act;
▪	The New Jersey Equal Pay Law;
▪	The New Jersey Occupational Safety and Health Law;
▪	The New Jersey Smokers’ Rights Law;
▪	The New Jersey Genetic Privacy Act;
▪	The New Jersey Fair Credit Reporting Act;
▪	The New Jersey Statutory Provision Regarding Retaliation/Discrimination for Filing a Workers’ Compensation Claim;
▪	The New Jersey Public Employees’ Occupational Safety and Health Act;
▪	New Jersey laws regarding Political Activities of Employees, Lie Detector Tests, Jury Duty, Employment Protection, and Discrimination;
▪	any other federal, state or local law, rule, regulation, or ordinance;
▪	any public policy, contract, tort, or common law;
▪	any claims for short term or long term disability benefits, or payment pursuant to any practice, policy, handbook or manual; or
▪	any basis for recovering costs, fees, or other expenses including attorneys’ fees incurred in these matters;

(c)          All Claims for compensatory damages, punitive damages, attorneys’ fees, salary, commissions, bonuses, expense reimbursements, vacation, sick leave, personal days, severance payments, separation payments, or other wages or monies due; and

(d)          Any known or unknown claim for alleged right to discovery of information or documents of Releases.

EMPLOYEE agrees that if any claim is not subject to release, to the extent permitted by law, EMPLOYEE waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which SNB or any other Releasee identified in this Agreement is a party.

4.            Claims Not Released.

(a)          This release does not include and shall not impair (i) any rights or claims that arise after the date this Agreement is executed, including enforcement of the terms of this Agreement, (ii) any rights of EMPLOYEE in connection with any current or potential workers’ compensation claims, (iii)  any vested right that EMPLOYEE may have under any SNB retirement, pension or savings plans, which shall be construed and governed in accordance with the terms and conditions of the applicable plan or plans, (iv) rights as a former employee of SNB with respect to insurance continuation and/or conversion rights under group medical insurance plans under COBRA, (v) rights to continuing coverage for prior acts under directors’ and officers’ liability and other errors and omissions insurance as well as rights to indemnification under applicable charter and by-law provisions or corporate policy, or (vi) rights as a shareholder or customer of SNB or any affiliate.

(b)          Nothing in this Agreement prohibits or otherwise restricts EMPLOYEE from: (i) instituting any legal action for the sole purpose of enforcing this Agreement; (ii) making any disclosure of information required by law; (ii) assisting any federal regulatory or law enforcement agency or legislative body to the extent EMPLOYEE maintains a legal right to do so notwithstanding this Agreement; or (iv) filing, testifying, participating in or otherwise assisting in a proceeding relating to the alleged violation of any federal, state, or local law, regulation, or rule, to the extent EMPLOYEE maintains a legal right to do so notwithstanding this Agreement, including with respect to allegations of discrimination filed with or investigated by the Equal Employment Opportunity Commission (“EEOC”).

5.            Warranties and Representations.

(a)          EMPLOYEE represents and warrants that no other person or entity has or has had any interest in the Claims referred to in this Agreement and that he has the sole and exclusive authority to sign this Agreement and receive the consideration specified in it; and that EMPLOYEE has not sold, assigned, transferred, conveyed or otherwise disposed of any of the Claims referred to in this Agreement; and that EMPLOYEE has not impaired, by bankruptcy or otherwise, his ability to sign a complete and binding release of any of the Claims released by EMPLOYEE in this Agreement.

(b)          EMPLOYEE represents that he has not filed, nor is he a party to any lawsuit, administrative charges or complaints, grievances, arbitrations or proceedings (collectively, “Proceedings”) against any of the Releasees based in whole or in part on any Claim covered by this Agreement. Except as may be necessary to enforce this Agreement, and to the fullest extent permitted by law, EMPLOYEE agrees not to permit, authorize, initiate, join or continue any Proceedings against any of the Releasees based in whole or in part on any Claim covered by this Agreement. EMPLOYEE is not prohibited from initiating a Proceeding before a state or federal anti-discrimination agency (including the EEOC), but he does hereby agree to waive any right he may have to benefit in any manner from any relief (whether monetary, equitable, or otherwise) arising out of any past, present or future Proceeding before a state or federal anti-discrimination agency.

(c)          EMPLOYEE represents that, except for the Separation Payments and Separation Benefits to be made under this Agreement, he is not owed any salary, wages, overtime wages, commissions, bonuses, leaves of absences or benefits by Releasees.

(d)          EMPLOYEE acknowledges and agrees that the Separation Payments and Separation Benefits provided under this Agreement are payments and benefits that he is not otherwise entitled to receive from SNB, and that same constitute good and sufficient consideration for signing this Agreement, including the Release of Claims set forth within this Agreement.

(e) EMPLOYEE represents and warrants that EMPLOYEE has no known workplace injuries or occupational diseases.

(f)          EMPLOYEE represents and warrants that Employee has not divulged any proprietary or confidential information of SNB or its affiliates and will continue to maintain the confidentiality of such information consistent with SNB’s policies and EMPLOYEE’s agreement(s) with SNB and/or common law.

(g)          EMPLOYEE represents and warrants that EMPLOYEE has not been retaliated against for reporting any allegations of wrongdoing by SNB or its officers, including any allegations of corporate fraud. EMPLOYEE also represents and warrants that EMPLOYEE is not aware of any fraud, improprieties, or any irregularities in connection with any of the duties performed by EMPLOYEE or others while in the employment with SNB. In addition, EMPLOYEE is not aware of any fraud or misrepresentations, whether material or not, that involve management or other employees who have or had a role in SNB’s internal controls over financial reporting. Both parties hereto acknowledge that this Agreement does not limit either party’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency.

(h)          EMPLOYEE represents and warrants that all of SNB’s decisions regarding EMPLOYEE’s pay and benefits through the date of EMPLOYEE’s execution of this Agreement were not discriminatory based on age, disability, race, color, sex, religion, national origin or any other classification protected by law.

(i)          EMPLOYEE represents and warrants that to the extent it is determined that any aspect or portion of this Agreement, including any aspect or portion of the release in this Agreement, requires the approval of any court, agency or other body to be effective, that he will cooperate fully with SNB to secure that approval, and if requested will join in and support any such request for approval.

(j)          EMPLOYEE covenants and agrees that SNB and its successors and assigns shall have the right to demand the return of any “golden parachute payments” (as defined in 12 C.F.R. Part 359) in the event that any of them obtain information indicating that EMPLOYEE committed, is substantially responsible for, or has violated, the respective acts or omissions, conditions, or offenses contained in 12 C.F.R. § 359.4(a)(4), and EMPLOYEE shall promptly return any such “golden parachute payment” upon such demand.

6.          Non-Disparagement.

EMPLOYEE agrees that he will not at any time defame or disparage Releasees, take any action that could interfere with Releasees’ business opportunities or employment relationships, or otherwise take any action opposed to the best interests of Releasees. This obligation of non-disparagement extends to statements and/or actions directed by EMPLOYEE to current and former employees of Releasees, current and former persons and entities with whom Releasees have or had a business relationship, and any other persons or entities.

7.          Return of Property.

EMPLOYEE will immediately return to SNB all property of SNB in his possession, including all materials (including all documents, notes, records or other data created or stored in any medium) that relate in any way to SNB that were given to EMPLOYEE, created by EMPLOYEE or otherwise came into EMPLOYEE’s possession, at any time during his employment. EMPLOYEE further agrees that he will not distribute to any third party or retain any copies of such materials.

8.          Confidential Information.

EMPLOYEE acknowledges that during the course of his employment with SNB, he acquired privileged and confidential information concerning SNB and SNB’s current and prospective customers, methods and ways of doing business, plans and goals for future activities, and other confidential or proprietary information belonging to SNB and/or held by SNB in confidence for the benefit of third parties (collectively, “Confidential Information”). EMPLOYEE further acknowledges that the Confidential Information is the property of SNB and that any misappropriation or unauthorized use or disclosure of the Confidential Information would constitute a breach of trust causing irreparable harm and injury to SNB, and that it is essential to the protection of SNB and its goodwill and to the maintenance of SNB’s competitive position that the Confidential Information be kept secret and not be disclosed to others or used for EMPLOYEE’s own advantage or the advantage of others. Accordingly, EMPLOYEE agrees, as a material part of his obligations under this Agreement, that:

(a)          EMPLOYEE shall hold and safeguard the Confidential Information in trust for SNB, and shall not without the prior written consent of SNB misappropriate or disclose or make available to anyone for use outside of SNB at any time the Confidential Information, whether or not such Confidential Information was developed by EMPLOYEE; and

(b)          The restrictions contained in this Paragraph 8 are necessary to protect legitimate interests of SNB and that his violation of those restrictions would result in irreparable harm and injury to SNB. EMPLOYEE therefore agrees and acknowledges that if he violates any of the restrictions contained in this Paragraph 8, SNB may, without posting any bond, obtain from any court preliminary and permanent injunctive relief as well as damages and an accounting of all earnings, profits, and other benefits arising from such violation, which damages may be cumulative and in addition to any other rights or remedies to which SNB may be entitled. EMPLOYEE further agrees to reimburse SNB for all costs and attorneys’ fees incurred by SNB as a result of EMPLOYEE’s breach of this Paragraph 8. EMPLOYEE agrees that the venue and jurisdiction for any such action shall be in a court having jurisdiction over Cumberland County, New Jersey, or other location selected by SNB.

9.          Code of Ethics.

EMPLOYEE further acknowledges that, after his termination, he continues to be subject to SNB’s Code of Ethics and that he will observe the Code of Ethics insofar as applicable to former employees of SNB.

10.         Entire Agreement.

This Agreement, including all attachments hereto specifically referred to herein, contains and constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and supersedes and cancels all previous agreements that may have been made in connection with EMPLOYEE’S employment with SNB, except such agreements as are referred to above including, but not limited to, the Management Severance Agreement. EMPLOYEE acknowledges that EMPLOYEE has not relied on any representations, promises, or agreements of any kind made to EMPLOYEE in connection with his decision to accept this Agreement, except for those set forth in this Agreement.

11.         No Admissions.

This Agreement is not an admission of liability or of any fact by Releasees.

12.         Severability, Modifications, Successors and Assigns, and Governing Law.

The provisions of this Agreement are severable and if any part is found to be unenforceable the other portions shall remain fully valid and enforceable. This Agreement may not be released, discharged, abandoned, supplemented, changed or modified in any manner, orally or otherwise, except by an instrument in writing of concurrent or subsequent date signed by EMPLOYEE and a duly authorized officer of SNB. The terms of this Agreement shall be binding upon the parties hereto and their respective heirs, successors and assigns. Except to the extent governed by federal law, this Agreement shall be governed by and construed under the laws of the State of New Jersey, without reference to New Jersey’s choice of law principles.

13.         Construction of Agreement.

The parties agree that there shall be no presumption that any ambiguity in this Agreement is to be construed against the drafter.

14.         Non-Admission of Wrongdoing.

The parties hereto agree that neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed at any time for any purpose as an admission by Releasees of wrongdoing or evidence of any liability or unlawful conduct of any kind.

15.         Consultation with Counsel, Right to Review, and Right of Revocation.

EMPLOYEE IS HEREBY ADVISED AND ENCOURAGED TO CONSULT AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT. EMPLOYEE ACKNOWLEDGES THAT IF HE SIGNS THIS AGREEMENT WITHOUT CONSULTING AN ATTORNEY, HE HAS DONE SO KNOWINGLY AND VOLUNTARILY.

EMPLOYEE HAS FORTY-FIVE (45) DAYS FROM THE DATE HE RECEIVES THIS AGREEMENT TO DECIDE WHETHER TO SIGN THIS AGREEMENT. IF EMPLOYEE CHOOSES TO SIGN THE AGREEMENT HE MUST RETURN THE ORIGINAL SIGNED AGREEMENT TO PATRICIA NELSON, 350 FELLOWSHIP ROAD, SUITE 101, MT. LAUREL, NEW JERSEY, 08054. EMPLOYEE MAY SIGN AND RETURN THE AGREEMENT AT ANY TIME DURING THIS FORTY-FIVE (45) DAY PERIOD. In no event may this Agreement be signed by EMPLOYEE prior to the time immediately following the end of his last day of employment with SNB.

IF EMPLOYEE DOES SIGN THIS AGREEMENT, HE WILL HAVE SEVEN (7) DAYS FROM THE DATE HE SIGNS IT TO REVOKE THIS AGREEMENT. TO BE EFFECTIVE, ANY REVOCATION WITHIN THIS PERIOD MUST BE SUBMITTED, IN WRITING, TO PATRICIA NELSON AND STATE, “I HEREBY REVOKE MY ACCEPTANCE OF OUR SEPARATION AGREEMENT AND RELEASE.” THE REVOCATION MUST BE PERSONALLY DELIVERED TO PATRICIA NELSON OR HER DESIGNEE, OR SENT BY REGISTERED MAIL TO PATRICIA NELSON, 350 FELLOWSHIP ROAD, SUITE 101, MT. LAUREL, NEW JERSEY, 08054, AND RECEIVED BY HER WITHIN SEVEN (7) CALENDAR DAYS AFTER EMPLOYEE SIGNS THIS SEPARATION AGREEMENT AND RELEASE, PROVIDED THAT IF THE 7TH CALENDAR DAY IS A SATURDAY, SUNDAY OR BANK HOLIDAY, HE SHALL HAVE UNTIL THE FIRST BUSINESS DAY THEREAFTER. IF EMPLOYEE REVOKES THIS AGREEMENT WITHIN THAT SEVEN (7) DAY PERIOD, HE WILL NOT RECEIVE THE SEPARATION PAYMENTS AND SEPARATION BENEFITS DESCRIBED IN PARAGRAPH 2 OF THIS AGREEMENT. IF EMPLOYEE DOES NOT REVOKE THIS AGREEMENT WITHIN THAT SEVEN (7) DAY PERIOD, IT SHALL BECOME EFFECTIVE AND IRREVOCABLY BINDING AT THE CONCLUSION OF THAT SEVEN (7) DAY PERIOD.

EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS SEPARATION AGREEMENT AND RELEASE DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL UP TO FORTY-FIVE (45) CALENDAR DAY CONSIDERATION PERIOD.

EMPLOYEE CERTIFIES THAT HE HAS READ AND UNDERSTANDS THE PROVISIONS CONTAINED IN THIS AGREEMENT AND, HAVING ELECTED TO EXECUTE THIS AGREEMENT, TO FULFILL THE PROMISES AND TO RECEIVE THE CONSIDERATION SET FORTH IN SECTION 2 ABOVE, EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS SEPARATION AGREEMENT AND RELEASE INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES.

The parties hereto knowingly and voluntarily sign this Agreement as of the date(s) set forth below:

Employee Signature:	/s/ Alberino Celini

Print Name:	Alberino Celini

Date:	03/07/16

SUN NATIONAL BANK

By:	/s/ Michele Estep 3/15/16
Michele Estep, EVP Chief Administrative Officer

Date presented to EMPLOYEE:	March 3, 2016